UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 17, 2006

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


       North Carolina                    1-13408                 56-1362926
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principle Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

     On April 17, 2006, Digital Recorders, Inc. (the "Company") announced in a press release the Company's results for fourth quarter and fiscal year 2005, as well as its forecast for first quarter 2006.

     The Company also announced in the press release that it had filed its Form 10-K for the fiscal year ended December 31, 2005. The Company also announced its next Annual Meeting of Shareholders, which is slated to take place May 24, 2006.

     A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 7.01. Regulation FD

     On April 17, 2006, Digital Recorders, Inc. (the "Company") announced in a press release the Company's results for fourth quarter and fiscal year 2005, as well as its forecast for first quarter 2006.

     The Company also announced in the press release that it had filed its Form 10-K for the fiscal year ended December 31, 2005. The Company also announced its next Annual Meeting of Shareholders, which is slated to take place May 24, 2006.

     A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits

(c)  Exhibits.
     99.1 Press release dated April 17, 2006.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DIGITAL RECORDERS, INC.

Date: April 17, 2006                                 By: /s/ DAVID N. PILOTTE
                                                         -----------------------
                                                         David N. Pilotte
                                                         Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
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99.1     Press release dated April 17, 2006